UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) July 15, 2005

                  American Express Credit Account Master Trust
                             (Issuer in respect of the
             Class A Series 2000-4 Floating Rate Asset Backed Certificates, Class B Series 2000-4 Floating Rate Asset Backed Certificates, Class A Series 2000-5 Floating Rate Asset Backed Certificates, Class B Series 2000-5 Floating Rate Asset Backed Certificates, Class A Series 2001-1 Floating Rate Asset Backed Certificates, Class B Series 2001-1 Floating Rate Asset Backed Certificates, Class A Series 2001-2 5.53% Asset Backed Certificates,
             Class B Series 2001-2 5.83% Asset Backed Certificates,
             Class A Series 2001-3 Floating Rate Asset Backed Certificates, Class B Series 2001-3 Floating Rate Asset Backed Certificates, Class A Series 2001-4 Floating Rate Asset Backed Certificates, Class B Series 2001-4 Floating Rate Asset Backed Certificates, Class A Series 2001-5 Floating Rate Asset Backed Certificates, Class B Series 2001-5 Floating Rate Asset Backed Certificates, Class A Series 2001-6 Floating Rate Asset Backed Certificates, Class B Series 2001-6 Floating Rate Asset Backed Certificates, Class A Series 2001-7 Floating Rate Asset Backed Certificates, Class B Series 2001-7 Floating Rate Asset Backed Certificates, Class A Series 2002-1 Floating Rate Asset Backed Certificates, Class B Series 2002-1 Floating Rate Asset Backed Certificates, Class A Series 2002-2 Floating Rate Asset Backed Certificates, Class B Series 2002-2 Floating Rate Asset Backed Certificates, Class A Series 2002-3 Floating Rate Asset Backed Certificates, Class B Series 2002-3 Floating Rate Asset Backed Certificates, Class A Series 2002-4 Floating Rate Asset Backed Certificates, Class B Series 2002-4 Floating Rate Asset Backed Certificates, Class A Series 2002-5 Floating Rate Asset Backed Certificates, Class B Series 2002-5 Floating Rate Asset Backed Certificates, Class A Series 2002-6 Floating Rate Asset Backed Certificates, Class B Series 2002-6 Floating Rate Asset Backed Certificates, Class A Series 2003-1 Floating Rate Asset Backed Certificates, Class B Series 2003-1 Floating Rate Asset Backed Certificates, Class A Series 2003-2 Floating Rate Asset Backed Certificates, Class B Series 2003-2 Floating Rate Asset Backed Certificates, Class A Series 2003-3 Floating Rate Asset Backed Certificates, Class B Series 2003-3 Floating Rate Asset Backed Certificates, Class A Series 2003-4 1.69% Asset Backed Certificates,
             Class B Series 2003-4 1.90% Asset Backed Certificates,
             Class A Series 2004-1 Floating Rate Asset Backed Certificates, Class B Series 2004-1 Floating Rate Asset Backed Certificates, Class A Series 2004-2 Floating Rate Asset Backed Certificates, Class B Series 2004-2 Floating Rate Asset Backed Certificates, Class A Series 2004-3 4.35% Asset Backed Certificates,
             Class B Series 2004-3 4.55% Asset Backed Certificates,
             Class A Series 2004-4 Floating Rate Asset Backed Certificates, Class B Series 2004-4 Floating Rate Asset Backed Certificates, Class A Series 2004-5 Floating Rate Asset Backed Certificates, Class B Series 2004-5 Floating Rate Asset Backed Certificates, Class A Series 2005-1 Floating Rate Asset Backed Certificates, Class B Series 2005-1 Floating Rate Asset Backed Certificates, Class A Series 2005-2 Floating Rate Asset Backed Certificates, Class B Series 2005-2 Floating Rate Asset Backed Certificates, Class A Series 2005-3 Floating Rate Asset Backed Certificates, Class B Series 2005-3 Floating Rate Asset Backed Certificates, Class A Series 2005-4 Floating Rate Asset Backed Certificates and Class B Series 2005-4 Floating Rate Asset Backed Certificates.)
       ----------------------------------------------------------------------


              American Express Receivables Financing Corporation II
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     000-21424-04               13-3854638
-----------------------------      --------------        ----------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)         Identification Number)

 200 Vesey Street, New York, New York                           10285
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:       (212) 640-2357





           American Express Receivables Financing Corporation III LLC
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     333-113579-02              20-0942395
-----------------------------      --------------        ----------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)         Identification Number)

4315 South 2700 West, Salt Lake City, Utah                      84184
-------------------------------------------                   ----------
  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:       (801) 945-2030





           American Express Receivables Financing Corporation IV LLC
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     333-113579-01              20-0942445
-----------------------------      --------------        ----------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)         Identification Number)

4315 South 2700 West, Salt Lake City, Utah                      84184
-------------------------------------------                   ----------
  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:       (801) 945-2068




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a.12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K Amendment is being filed to include information inadvertently excluded from the Form 8-K filed on July 15, 2005.


Item 9.01 Financial Statements and Exhibits


D. Trust Performance:
---------------------

Delinquencies:

31-60 Days Delinquent:                      259,122,113
61-90 Days Delinquent:                      135,479,457
90+ Days Delinquent:                        223,590,547
Total 30+ Days Delinquent:                  618,192,118

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  July 19, 2005




                              American Express Receivables Financing
                              Corporation II,
                              as Originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

                              By:    /s/ Maureen Ryan
                                     -------------------------------------
                              Name:  Maureen Ryan
                              Title: President




                              American Express Receivables Financing
                              Corporation III LLC,
                              as Originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

                              By:    /s/ Andrea J. Moss
                                     -------------------------------------
                              Name:  Andrea J. Moss
                              Title: Vice President and Treasurer




                              American Express Receivables Financing
                              Corporation IV LLC,
                              as Originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

                              By:    /s/ Daniel L. Follett
                                     -------------------------------------
                              Name:  Daniel L. Follett
                              Title: President